AMENDMENT
                              DATED AUGUST 28, 2006
                                     TO THE
                                DISTRIBUTION PLAN
                             BETWEEN RYDEX ETF TRUST
                          AND RYDEX DISTRIBUTORS, INC.
                              DATED APRIL 11, 2003,
                                   AS AMENDED



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                                  AMENDMENT TO

                                    EXHIBIT A

                                     TO THE

                                DISTRIBUTION PLAN

                        DATED APRIL 11, 2003, AS AMENDED,

                                     BETWEEN

                                 RYDEX ETF TRUST

                                       AND

                            RYDEX DISTRIBUTORS, INC.


The following amendment is made to EXHIBIT A of the Distribution Plan between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated April 11, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective August 28, 2006, to read as follows:

                                    EXHIBIT A

                              DATED APRIL 11, 2003

                                 RYDEX ETF TRUST
                                DISTRIBUTION FEES


      FUNDS

      Rydex S&P Equal Weight ETF
      Rydex Russell Top 50 ETF
      Rydex S&P 500 Pure Growth ETF
      Rydex S&P 500 Pure Value ETF
      Rydex S&P MidCap 400 Pure Growth ETF
      Rydex S&P MidCap 400 Pure Value ETF
      Rydex S&P SmallCap 600 Pure Growth ETF
      Rydex S&P SmallCap 600 Pure Value ETF
      RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
      RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF
      RYDEX S&P EQUAL WEIGHT ENERGY ETF
      RYDEX S&P EQUAL WEIGHT FINANCIALS ETF
      RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF
      RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF
      RYDEX S&P EQUAL WEIGHT MATERIALS ETF

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      RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF
      RYDEX S&P EQUAL WEIGHT UTILITIES ETF


      DISTRIBUTION FEES

      Distribution Services............... twenty-five basis points (.25%)

      CALCULATION OF FEES

      Distribution fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.


                          ADDITIONS ARE NOTED IN BOLD.